UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                               February 14, 2002
                                 Date of Report



                                 Rent-Way, Inc.
             (Exact name of registrant as specified in its charter)




        Pennsylvania               000-22026                    25-1407782
    --------------------    ------------------------       ---------------------
    (State or other         (Commission File Number)       (IRS Employer
      jurisdiction of                                        Identification No.)
            corporation)





One RentWay Place, Erie, Pennsylvania                         16505
-------------------------------------------------------------------------------
(Address of principal executive offices)                    Zip Code



Registrant's telephone number, including area code:     (814) 455-5378
                                                     ---------------------

Item 5.           Other Events

Erie, Pennsylvania, February 14, 2002 -- Rent-Way Inc. (NYSE:RWY) today released financial results for its fiscal first quarter, ended December 31, 2001. During the quarter, consolidated revenues were $154.1 million versus $158.7 million in the year-earlier quarter. Rent-Way operated 1,074 stores during the quarter, down from 1,142 during the year-earlier period. Average revenue per store increased 2.4% versus year-earlier levels, while same-store sales comparisons declined slightly. Consolidated operating income increased by $13.2 million to $2.5 million, versus an operating loss of $10.7 million in the year-earlier period. For comparison purposes, the operating loss in the year-earlier period would have been $7.2 million, excluding goodwill amortization. Operating income increased by $12.5 million over the results reported for the fourth quarter of fiscal 2001. First quarter net losses of $22.7 million include $14.4 million in non-cash charges taken in connection with the bank refinancing concluded in October 2001 and the tax implications of Rent-Way's implementation of SFAS 142.

William Morgenstern, Chairman and CEO of Rent-Way, said, "Our return to operating profitability and considerably improved results, both sequentially and quarter-over-quarter, show that our strategy is working. We are successfully executing the plans we communicated to investors last year. The key elements of Rent-Way's strategy remain managing our stores efficiently, improving gross margins through better price controls and increasing the quality of our product mix."

Store mergers or closures, combined with the impact of the ongoing inventory reduction program, slightly depressed consolidated and same-store sales comparisons. Same-store sales, which exclude merged stores and locations not yet open for five full quarters, decreased by 1.3%. Mr. Morgenstern added, "We have continued to eliminate unprofitable items from our inventory mix. We are now nearing the end of this phase of our sales strategy, and we are now beginning to focus on growing our top line profitably."

"We are comfortable with the revenue and earnings projections that we provided in December," stated William McDonnell, Vice President-Finance and CFO. "Our key performance indicators continue to signal improvement, and these underpin Rent-Way's confidence that we will deliver further sequential gains in profitability over the next two quarters."

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,073 stores in 42 states.

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements contain the words "projects", "anticipates", "believes", "expects", "intends", "will", "may" and similar words and expressions. Each such statement is subject to uncertainties, risks and other factors that could cause actual results or performance to differ materially from the results or performance expressed in or implied by such statements. The forward-looking statements in this news release that contain projections of the company's expected financial performance and other projections regarding future performance are inherently subject to change given the nature of projections and the company's actual performance may be better or worse than projected. Uncertainties, risks and other factors that may cause actual results or performance to differ materially from any results or performance expressed or implied by forward-looking statements in this news release include: (1) the company's ability to normalize and control its operating expenses and to continue to realize operating efficiencies, (2) the company's ability to develop, implement and maintain adequate and reliable internal accounting systems and controls, (3) the company's ability to retain existing senior management and to attract additional management employees, (4) general economic and business conditions, including demand for the company's products and services, (5) general conditions relating to the rental-purchase industry, including the impact of state and federal laws regulating or otherwise affecting the rental-purchase transaction, (6) competition in the rental-purchase industry, including competition with traditional retailers, (7) the company's ability to make principal and interest payments on its high level of outstanding debt, (8) the outcome of the class action lawsuit and the shareholder derivative lawsuit commenced against the company and (9) the outcome of any continuing investigations or proceedings involving the company, including investigations or proceedings commenced by governmental authorities, such as the SEC and the U.S. Department of Justice. A discussion of other risk factors that may cause actual results to differ from the results expressed in or implied by these forward-looking statements can be found in the company's periodic filings with the SEC. The company disclaims any duty to provide updates to the forward-looking statements made in this news release.

                   Rent-Way, Inc. Financial Statement Summary
                (000's omitted except share and per share data)

                                                        Quarter Ended
                                               12/31/2001            12/31/2000
                                              (Unaudited)

Revenues                                      $    154,104         $    158,737
Operating income (loss) ..............        $      2,505         $    (10,674)
Net loss .............................        $    (22,695)        $    (25,751)
Loss per share - Basic ...............        $      (0.93)        $      (1.05)
Rental merchandise ...................        $    249,404         $    218,973
Total assets .........................        $    643,184         $    628,177
Accounts payable .....................        $     33,811         $     24,212
Debt .................................        $    338,990         $    307,009
Shareholders' equity .................        $    183,492         $    206,042

Shares outstanding ...................          24,516,478           24,497,668
Stores ...............................               1,074                1,142



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                Rent-Way, Inc.
                                      ----------------------------------
                                                 (Registrant)





  February 14, 2002
----------------------                 -----------------------------------------
         Date                                         (Signature)
                                                   John A. Lombardi
                                        Chief Accounting Officer and Controller





  February 14, 2002
----------------------                ------------------------------------------
                                                      (Signature)
                                                 William A. McDonnell
                                      Vice President and Chief Financial Officer